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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 30, 2002
                                                           -------------
                          Universal Display Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     1-12031                  23-2372688
       ------------                     -------                  ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



       375 Phillips Boulevard
              Ewing, NJ                                   08618
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)




       Registrant's telephone number, including area code: (609) 671-0980
                                                           --------------




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Item 4.           Changes in Registrant's Certifying Accountant

         On July 30, 2002, Universal Display Corporation, a Pennsylvania corporation (the "Company"), upon recommendation of the Audit Committee of its Board of Directors, dismissed Arthur Andersen LLP ("Andersen") as the Company's independent public accountants, and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for 2002.

         Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years. Additionally, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, during these periods.

         The Company provided Andersen with the foregoing disclosures and requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. While the Company has received no information from Andersen that Andersen has a basis for disagreement with such statements, the Company has been unable to obtain such a letter due to the fact that the personnel primarily responsible for the Company's account (including the engagement partner and manager) have left Andersen.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.


    Exhibit Number                        Exhibit Title
    --------------                        -------------

         99                       Press release issued July 30, 2002.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          UNIVERSAL DISPLAY CORPORATION


                          By: /s/ Sidney D. Rosenblatt
                              -------------------------------------------
                              Sidney D. Rosenblatt
                              Executive Vice President, Chief Financial
                              Officer, Treasurer and Secretary


Dated:  July 30, 2002



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                                  EXHIBIT INDEX


    Exhibit Number                        Exhibit Title
    --------------                        -------------

         99                       Press release issued July 30, 2002.